Exhibit 99.1


                      Credit Score of the Mortgage Loans

                                                                      Weighted
                                                 Weighted  Non-Zero    Average
              Number       Aggregate       % of   Average  Weighted   Original
                  of       Principle  Aggregate  Mortgage   Average   Loan-to-
Credit      Mortgage         Balance  Principal      Rate    Credit      Value
Score          Loans             ($)    Balance       (%)     Score  Ratio (%)
------------------------------------------------------------------------------
655 - 660         12    5,724,466.47       0.63     6.049       660      72.44
661 - 680        122   62,201,628.67       6.82     5.887       672      73.65
681 - 700        127   65,681,659.86       7.21     5.922       691      74.19
701 - 720        298  157,549,866.50      17.29     5.935       710      73.45
721 - 740        291  163,450,929.77      17.93     5.915       731      73.18
741 - 760        280  147,600,294.81      16.19     5.889       750      71.27
761 - 780        309  167,908,265.15      18.42     5.879       771      71.65
781 - 800        215  120,468,654.93      13.22     5.859       789      71.62
801 - 819         41   20,864,598.62       2.29     5.797       807      71.05
-------------------------------------------------------------------------------
Total:         1,695  911,450,364.78     100.00     5.897       740      72.48
-------------------------------------------------------------------------------
The weighted average credit score of the Mortgage Loans as of the cut-off date is 740.


                  Credit Score of the Group I Mortgage Loans



                                                                      Weighted
                                                 Weighted  Non-Zero    Average
              Number       Aggregate       % of   Average  Weighted   Original
                  of       Principle  Aggregate  Mortgage   Average   Loan-to-
Credit      Mortgage         Balance  Principal      Rate    Credit      Value
Score          Loans             ($)    Balance       (%)     Score  Ratio (%)
------------------------------------------------------------------------------
655 - 660          7    3,739,394.82       0.49     6.048       659      73.77
661 - 680         97   49,887,899.38       6.51     5.898       673      72.94
681 - 700        103   54,388,695.89       7.10     5.915       691      75.56
701 - 720        253  135,741,275.25      17.72     5.936       710      73.50
721 - 740        231  132,733,021.71      17.33     5.914       731      73.30
741 - 760        237  125,947,357.54      16.44     5.889       750      71.27
761 - 780        260  142,151,721.70      18.56     5.887       771      71.49
781 - 800        187  104,471,092.78      13.64     5.853       789      71.65
801 - 819         33   16,855,927.28       2.20     5.835       806      71.28
-------------------------------------------------------------------------------
Total:         1,408  765,916,386.35     100.00     5.898       740      72.54
-------------------------------------------------------------------------------
The weighted average credit score of the Group I Mortgage Loans as of the cut-off date is 740.



                  Credit Score of the Group II Mortgage Loans



                                                                      Weighted
                                                 Weighted  Non-Zero    Average
              Number       Aggregate       % of   Average  Weighted   Original
                  of       Principle  Aggregate  Mortgage   Average   Loan-to-
Credit      Mortgage         Balance  Principal      Rate    Credit      Value
Score          Loans             ($)    Balance       (%)     Score  Ratio (%)
------------------------------------------------------------------------------
660 - 660        5      1,985,071.65       1.36     6.051       660      69.95
661 - 680       25     12,313,729.29       8.46     5.841       672      76.51
681 - 700       24     11,292,963.97       7.76     5.954       689      67.62
701 - 720       45     21,808,591.25      14.99     5.924       710      73.15
721 - 740       60     30,717,908.06      21.11     5.919       732      72.66
741 - 760       43     21,652,937.27      14.88     5.894       751      71.24
761 - 780       49     25,756,543.45      17.70     5.836       769      72.51
781 - 800       28     15,997,562.15      10.99     5.902       789      71.42
801 - 817        8      4,008,671.34       2.75     5.639       809      70.10
-------------------------------------------------------------------------------
Total:         287    145,533,978.43     100.00     5.890       737      72.19
-------------------------------------------------------------------------------
The weighted average credit score of the Group II Mortgage Loans as of the cut-off date is 737.